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                                                                   Exhibit 10.46

                               DIME BANCORP, INC.
                 1997 STOCK INCENTIVE PLAN FOR OUTSIDE DIRECTORS

               (As Amended and Restated Effective March 27, 1998)

            1. Establishment and Purpose of the Plan. The Dime Bancorp, Inc. 1997 Stock Incentive Plan for Outside Directors (the "Plan") is established by Dime Bancorp, Inc. (the "Company"). The Plan is designed to enable the Company to attract, retain and motivate members of the Boards of Directors of the Company and certain of its subsidiaries who are not employees of the Company or certain of its subsidiaries by providing for or increasing their proprietary interest in the Company and to enable such directors to participate in the long-term success and growth of the Company. Awards under the Plan may be in the form of (i) options ("NonQualified Options") to purchase common stock of the Company, par value $.01 per share ("Common Stock"), which do not qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) stock appreciation rights ("SARs"), (iii) rights to purchase shares of restricted Common Stock ("Restricted Stock"), and (iv) shares of Common Stock, the issuance of which is deferred to a date following the grant date of the award ("Deferred Stock").

            2. Stock Subject to Plan. The maximum number of shares of Common Stock that may be issued with respect to awards hereunder shall not, in the aggregate, exceed 350,000 shares of Common Stock, subject to the adjustments under Section 8. Notwithstanding the limitation described in the preceding sentence, grants of rights to purchase Restricted Stock under the Plan shall be limited so that the sum of (i) the aggregate number of shares of Restricted Stock that are outstanding as of April 30, 1998 (but that have not thereafter been forfeited or repurchased) and (ii) the number of shares of Restricted Stock made available after such date for purchase under the Plan or under any other stock incentive plans maintained by the Company or any of its subsidiaries shall not exceed 2% of the total number of shares of Common Stock that are outstanding (inclusive of shares of Restricted Stock otherwise then outstanding) at the time the grant of the right to purchase the Restricted Stock is made. The shares of Common Stock that are issuable under the Plan may consist of authorized but unissued shares or treasury shares. To the extent a Non-Qualified Option is surrendered, canceled or terminated without having been exercised, or an award other than a Non-Qualified Option is surrendered, canceled or terminated without the holder having received payment of the award in Common Stock, or shares of Restricted Stock are repurchased by the Company at less than fair market value or forfeited, the shares of Common Stock subject to such Non-Qualified Option or other award or the Restricted Stock shall again be available for distribution in connection with future awards under the Plan.

            3. Eligibility. Members of the Board of Directors of the Company or of any Eligible Subsidiary (as defined below) who are not employees of the Company or any entity in which the Company owns, directly or indirectly, at least a twenty percent (20%) beneficial ownership interest (an "Outside Director") are eligible to be granted awards under the Plan. For purposes of this Section 3, an "Eligible Subsidiary" shall mean any corporation, partnership, joint
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venture or other entity in which the Company has, directly or indirectly, a greater than fifty percent (50%) beneficial ownership interest. An Outside Director to whom a Non-Qualified Option is granted under the Plan is sometimes referred to herein as an "Optionee."

            4. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan, to construe and interpret the Plan, the rules and regulations, and the instruments evi dencing awards under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. All decisions, determinations, and interpretations of the Board shall be binding on all Plan participants. The Board may from time to time delegate to one or more officers of the Company or any of its subsidiaries, or to one or more committees or subcommittees of the Board, any or all of its authorities granted hereunder, except that no such authority shall be delegated by the Board if the possession or exercise thereof by such other person or committee could cause any transaction, if it occurred or were to occur under the Plan, to fail to qualify for an exemption under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Act").

            5. Formula-Based Awards.

            Prior to the Restatement Effective Date (as defined in Section 16), awards to Outside Directors under the Plan consisted of formula-based, nondiscretionary initial and annual grants of Non-Qualified Options and rights to purchase Restricted Stock.

                  (a) Initial Grant. Each Outside Director who first became an Outside Director of the Company on or after the Initial Effective Date (as defined in Section 16) and prior to the Restatement Effective Date received a one-time grant on the date of his or her election to the Board or, if later, on the date of the meeting of the shareholders of the Company at which the Plan was initially approved, of: (i) a Non-Qualified Option to purchase 3,000 shares of Common Stock under the terms and conditions set forth in Section 5(c); and (ii) the right to purchase 1,000 shares of Restricted Stock under the terms and conditions set forth in Section 5(d), in each case subject to adjustment under
Section 8.

                  (b) Annual Grant. On the date that was one month following the an nual meeting of the shareholders of the Company occurring immediately following the Initial Effective Date, each Outside Director then elected to the Board or continuing to serve on the Board immediately following such shareholder meeting received a grant of a Non-Qualified Option to purchase 1,500 shares of Common Stock under the terms and conditions set forth in Section 5(c), subject to adjustment under Section 8.
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                  (c) Terms and Conditions of Non-Qualified Options. The
NonQualified Options granted under Section 5(a) or 5(b) of the Plan are subject to the following terms and conditions:

                        (i) Written Documentation. Each such Non-Qualified Option granted is evidenced by a grant letter executed by the Company.

                        (ii) Option Term. Each such Non-Qualified Option has a term of eleven (11) years.

                        (iii) Exercisability. Each such Non-Qualified Option shall become exercisable to the extent of one-third of the shares covered by such Non-Qualified Option from and after the first anniversary of the date on which such Non-Qualified Option was granted and an additional one-third of the shares covered by such Non-Qualified Option from and after each of the second and third anniversaries of such grant date, provided in each case that the Optionee is in continuous service as an Outside Director from the grant date through the applicable anniversary of such grant date. Notwithstanding the foregoing, each Non-Qualified Option shall become one hundred percent (100%) exercisable (A) in the event the Optionee terminates his or her status as an Outside Director by reason of (i) termination of service as an Outside Director upon or after the later of (1) the attainment of age sixty-five (65) or (2) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Initial Effective Date of the Plan, and service rendered as a member of the Board of Directors of Anchor Bancorp, Inc. or any of its subsidiaries, provided such member was not an employee of Anchor Bancorp, Inc. or any of its subsidiaries during such service period (herein, an "Anchor Outside Director"),
(ii) death, or (iii) disability, or (B) upon the occurrence of (w) a Terminating Event (as defined in Section 13(b)), (x) a Change in Control (as defined in
Section 13(c)), (y) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Terminating Event of the type described in clause (i) of Section 13(b), or (z) the publication or dissemination of an announcement of action intended to result in a Terminating Event of the type described in clause
(ii) or (iii) of Section 13(b), provided the Optionee is in service as an Outside Director at the time of the occurrence of such event. Notwithstanding anything in the Plan to the contrary, no Non-Qualified Option that had been granted to an Optionee shall be exercisable if the Optionee's status as an Outside Director is terminated for cause.

                        (iv) Exercise Price. The exercise price per share of Common Stock purchasable under such Non-Qualified Options is equal to the closing price of the Common Stock, as reported on the New York Stock Exchange, on the date the Non-Qualified Option was granted (subject to adjustment under Section 8).

                        (v) Method of Exercise. Such Non-Qualified Options may be exercised, in whole or in part and to the extent then vested, during the relevant option period by
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giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased and accompanied by payment of the applicable exercise price. Payment of the exercise price may be made in cash (including cash equivalents), by delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, by a permissible transferee (as provided in Section 10) for at least six (6) months, or in any combination of the foregoing.

                        (vi) Termination of Outside Director Status. Except as provided below, if an Optionee's status as an Outside Director is terminated for any reason other than (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service as an Anchor Non-Employee Director), (ii) death, (iii) disability, (iv) for cause, or (v) in connection with the occurrence of a Terminating Event (as defined in Section 13(b)) or a Change in Control (as defined in Section 13(c)), such NonQualified Options that had been granted to such Optionee may be exercised only within twelve (12) months after such termination of his or her status as an Outside Director, but only to the extent the Non-Qualified Options were exercisable on the date of his or her termination, and in no event may such options be exercisable following the end of the applicable option term. Except as provided below, if an Optionee's status as an Outside Director is terminated by reason of (i) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Initial Effective Date of the Plan, and service rendered as Anchor Outside Director), (ii) death, or (iii) disability, the Non-Qualified Options that had been granted to such Optionee may be exercised only within thirty-six (36) months after such termination of his or her status as an Outside Director, but in no event may such options be exercisable following the end of the applicable option term. Notwithstanding the foregoing, if an Optionee's status as an Outside Director is terminated at any time within the two (2) - year period immediately following the occurrence of a Terminating Event (as defined in Section 13(b)) or a Change in Control (as defined in Section 13(c)) that occurred while the Optionee was an Outside Director, the vested Non-Qualified Options that had been granted to such Optionee may be exercised at any time during the remainder of the applicable option term. Notwithstanding anything in the Plan to the contrary, if an Optionee's status as an Outside Director is terminated for cause, the Non-Qualified Options that have been granted to such Optionee shall immediately terminate and cease to be exercisable upon the giving of notice of such termination for cause.

                        (vii) No Shareholder Rights. An Optionee or, as applicable, a permissible transferee of a Non-Qualified Option hereunder (as provided in Section 10) shall not have any rights of a shareholder with respect to shares of Common Stock relating to the NonQualified Option granted under the Plan, including, but not limited to, rights to any dividends that may be declared and paid with respect to such Common Stock, until written notice of exercise of such option has been given and the exercise price has been paid for such shares.
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                  (d) Terms and Conditions of Rights to Purchase Restricted
Stock. The grant of rights to purchase Restricted Stock under Section 5(a) of the Plan is subject to the following terms and conditions:

                        (i) Purchase Period. The right to purchase such Restricted Stock under the Plan expired sixty (60) days after it was granted.

                        (ii) Purchase Price. The purchase price per share required to be paid upon exercise of the right to purchase such Restricted Stock was equal to $1.00 per share or the par value of the shares purchased if greater than $1.00 per share.

                        (iii) Lapse of Restrictions. No shares of such Restricted Stock may be sold or otherwise transferred or hypothecated until the restrictions applicable thereto have lapsed pursuant to this Section 5(d)(iii). The restrictions applicable to such shares of Restricted Stock purchased shall lapse as to one-third of the shares of Restricted Stock so purchased on the third anniversary of the date of grant of the right to purchase such shares, with the restrictions lapsing as to an additional one-third of the shares on the fourth anniversary of such grant date for the shares, and the restrictions lapsing as to the remaining one-third of the shares on the fifth anni versary of such grant date for the shares, provided that, in each such case, the holder is in continu ous service as an Outside Director from the grant date through the applicable anniversary of such grant date. Notwithstanding the foregoing, the restrictions applicable to such shares of Restricted Stock purchased shall immediately lapse upon the earlier of (A) the holder's (i) death, (ii) disability, or (iii) termination of service as an Outside Director upon or after the later of (1) the attainment of age sixty-five (65) or (2) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Initial Effective Date of the Plan, and service rendered as an Anchor Outside Director), or (B) the occurrence of (w) a Terminating Event (as defined in Section 13(b)),
(x) a Change in Control (as defined in Section 13(c)), (y) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Terminating Event of the type described in clause (i) of Section 13(b), (z) the publication or dissemination of an announcement of action intended to result in a Terminating Event of the type described in clause (ii) or (iii) of Section 13(b), provided the holder is in service as an Outside Director at the time of the occurrence of such event. Notwithstanding anything in the Plan to the contrary, if such Restricted Stock holder's service as an Outside Director is terminated for cause, then all shares of Restricted Stock for which the restrictions had not then lapsed shall be immediately forfeited.

                        (iv) Repurchase of Shares. In the event of the termination of the status of the holder of such Restricted Stock as an Outside Director for any reason other than (i) death, (ii) disability, or (iii) termination of service as an Outside Director upon or after the later of (A) the attainment of age sixty-five (65) or (B) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Initial Effective Date of the Plan, and service rendered as an Anchor Outside
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Director), unless the restrictions on such stock have lapsed prior to such termination, the Company (or any Eligible Subsidiary designated by it) shall, unless then prohibited from pur chasing or acquiring shares of its stock, repurchase for cash all of the holder's Restricted Stock at the lesser of (x) the price paid by the holder (without interest) or (y) the fair market value (deter mined without regard to any restrictions) of the Restricted Stock on the date of such termination.

                        (v) Shareholder Rights. The holder of such Restricted Stock shall have the right to vote with respect to such Restricted Stock and shall be entitled to divi dends, if any, paid with respect to shares of Common Stock. If dividends are paid with respect to the shares of Common Stock, an amount equal to the amount of any such dividends will be paid to the holder of the Restricted Stock currently. If dividends paid on Common Stock are payable in the form of shares of Common Stock, or if shares of Common Stock are to be received by the holder of Restricted Stock in connection with a stock split regarding the Common Stock, the shares received as a result of such dividend or stock split shall be subject to the same restrictions as the Restricted Stock with respect to which they were paid.

            6. Nonformula-Based Awards.

            On and after the Restatement Effective Date, no further formula-based awards under Section 5 shall be made, and awards under the Plan shall, in the sole discretion of the Board, consist of nonformula-based, discretionary grants of one or more of the following: (1) Non-Qualified Options,
(2) SARs, (3) rights to purchase Restricted Stock, and (4) Deferred Stock.

                  (a) Terms and Conditions of Non-Qualified Options. Subject to the following provisions, Non-Qualified Options awarded under this Section 6 shall have such terms and conditions as the Board may determine.

                        (i) Option Price. The option price per share of Common Stock purchasable under a Non-Qualified Option shall be determined by the Board.

                        (ii) Option Term. The term of each Non-Qualified Option shall be determined by the Board.

                        (iii) Exercisability. Non-Qualified Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board. If the Board provides that any Non-Qualified Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time in whole or in part.

                        (iv) Method of Exercise. Non-Qualified Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price shall be made in such manner as
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the Board may provide in the award, which may include cash (including cash equivalents), delivery of shares of Common Stock already owned by the Optionee or subject to awards hereunder, any other manner permitted by law as determined by the Board, or any combination of the foregoing. The Board may provide that all or part of the shares received upon the exercise of a Non-Qualified Option that are paid for using Restricted Stock or Deferred Stock shall be restricted or deferred in accordance with the original terms of the Restricted Stock or Deferred Stock so used.

                        (v) No Stockholder Rights. Except as provided in Section 14, an Optionee (or permitted transferee pursuant to Section 10) shall have neither rights to dividends nor other rights of a holder of Common Stock with respect to shares subject to a Non-Qualified Option until the Optionee (or permitted transferee) has given written notice of exercise and has paid for such shares to the number of shares.

                        (vi) Surrender Rights. The Board may provide that options may be surrendered for cash upon any terms and conditions set by the Board.

                        (vii) Termination of Service. If an Optionee's service as an Outside Director with the Company or terminates by reason of death, disability, termination of service as an Outside Director upon or after the later of (1) the attainment of age sixty-five (65) or (2) the rendering of service as an Outside Director for at least five (5) full years (including, for this purpose, service rendered as an Outside Director prior to the Initial Effective Date of the Plan, and service as an Anchor Outside Director), or otherwise, the Non-Qualified Option shall be exercisable to the extent determined by the Board. The Board may provide that, notwithstanding the option term determined pursuant to Section 6(a)(ii), a Non-Qualified Option that is outstanding on the date of an optionee's death shall remain outstanding for an additional period after the date of such death.

                  (b) Terms and Conditions of Stock Appreciation Rights.

                        (i) An SAR shall entitle the holder thereof to receive payment of an amount, in cash, shares of Common Stock or a combination thereof, as determined by the Board, equal in value to the excess of the fair market value of the shares as to which the award is granted on the date of exercise over an amount specified by the Board. Any such award shall be in such form and shall have such terms and conditions as the Board may determine.

                        (ii) The Board may provide that an SAR may be exercised only within the 60-day period following the occurrence of a Terminating Event (as defined in Section 13(b)) or a Change in Control (as defined in Section 13(c)). The Board may also provide that in the event of the occurrence of a Terminating Event or a Change in Control the amount to be paid upon the exercise of an SAR shall be based on the Terminating Event Price (as defined in Section 13(d)).
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                  (c) Terms and Conditions of Restricted Stock. Subject to the
following provisions, all awards of rights to purchase Restricted Stock shall be in such form and shall have such terms and conditions as the Board may determine:

                        (i) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the holder of the rights to purchase the Restricted Stock (which shall in no event be less than par value) and the date or dates on which, or the conditions upon the satisfaction of which, the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service as an Outside Director, upon the attainment of specified performance goals or upon such other criteria as the Board may determine.

                        (ii) Stock certificates representing the Restricted Stock purchased by an Outside Director shall be registered in the Outside Director's name, but the Board may direct that such certificates be held by the Company on behalf of the Outside Director. Except as may be permitted by the Board, Restricted Stock may not be sold, transferred, assigned, pledged or otherwise encumbered by the Outside Director until such stock has vested in accordance with the terms of the Restricted Stock award. At the time Restricted Stock vests, a certificate for such vested shares shall be delivered to the Outside Director (or his or her designated beneficiary in the event of death), free of all restrictions.

                        (iii) The Board may provide that the Outside Director shall have the right to vote with respect to the shares of Restricted Stock so purchased. The Board may provide that Common Stock received as a dividend on, or in connection with a stock split of, Restricted Stock shall be subject to the same restrictions as the Restricted Stock.

                        (iv) Except as may be provided by the Board, in the event of an Outside Director's termination of service as an Outside Director before all of his or her Restricted Stock has vested, or in the event any conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited, and the Board shall provide that (A) the purchase price paid by the Outside Director with respect to such shares shall be returned to the Outside Director or (B) a cash payment equal to such Restricted Stock's fair market value on the date of forfeiture, if lower, shall be paid to the Outside Director.

                        (v) The Board may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, any or all of the Outside Director's Restricted Stock.

                  (d) Terms and Conditions of Deferred Stock Awards. Subject to the following provisions, all awards of Deferred Stock shall be in such form and shall have such terms and conditions as the Board may determine:
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                        (i) The Deferred Stock award shall specify the number of
shares of Deferred Stock to be awarded to any Outside Director and the duration or the period (the "Deferred Period") during which, and the conditions under which, receipt of the Stock will be deferred. The Board may condition the award of Deferred Stock, or receipt of Common Stock or cash at the end of the Deferral Period, upon the attainment of specified performance goals or such other criteria as the Board may determine.

                        (ii) Except as may be permitted by the Board, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period.

                        (iii) At the expiration of the Deferral Period, the Outside Director (or his or her designated beneficiary in the event of death) shall receive (A) certificates for the number of shares of Common Stock equal to the number of shares covered by the Deferred Stock award, (B) cash equal to the fair market value of such Common Stock or (C) a combination of shares and cash, as the Board may determine.

                        (iv) Except as may be provided by the Board, in the event of an Outside Director's termination of service before the end of the Deferral Period, his or her Deferred Stock award shall be forfeited.

                        (v) The Board may waive, in whole or in part, any or all of the conditions to receipt of, or restrictions with respect to, Common Stock or cash under a Deferred Stock award.

            7. Election to Defer Awards. The Board may permit an Outside Director to elect to defer receipt of an award for a specified period or until a specified event, upon such terms as are determined by the Board

            8. Adjustments. In the event of any merger, reorganization, consolidation, sale of all or substantially all of the assets, recapitalization, Common Stock dividend, Common Stock split, spin-off, split-up, split-off, distribution of assets (including cash) or other change in corporate structure of the Company affecting the Common Stock, a substitution or adjustment, as may be determined to be appropriate, shall be made in the aggregate number of shares of Com mon Stock reserved for issuance under the Plan, the identity of the stock or other securities to be issued under the Plan, the number of shares of Common Stock subject to outstanding awards and the amounts to be paid by an Outside Director, a permissible transferee (as provided in Section 10), the Company or any Eligible Subsidiary, as the case may be, with respect to out standing awards.

            9. Duration of Plan. No Non-Qualified Options, SARs or Deferred Stock may be granted or Restricted Stock sold under the Plan after April 30, 2008.
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            10. Nontransferability. Except as provided in this Section 10,
Non-Qualified Options, SARs, and rights to acquire Deferred Stock or purchase Restricted Stock granted under the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the Outside Director's lifetime only by the Outside Director or by the Outside Director's guardian or legal representative. Subject to such administrative conditions as the Board may prescribe, an Outside Director may, upon providing written notice to the Board or its designee, elect to transfer, without consideration therefor, all or any portion of the Non-Quali fied Options granted to the Outside Director under the Plan to members of his or her "immediate family" (as defined below), to a trust or trusts maintained solely for the benefit of the Outside Director and/or the members of his or her immediate family, or to such other entities as may be determined by the Board (each, a "permissible transferee"). Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permis sible transfer under this Section 10 shall be void and unenforceable against the Plan and the Com pany. For purposes of this Section 10, the term "immediate family" shall mean, with respect to a particular Outside Director, the Outside Director's spouse, parents, children, stepchildren, legally adopted children, and grandchildren, and such other persons as may be determined by the Board. The terms of any such Non-Qualified Option, as set forth under the Plan or otherwise, shall be binding upon the beneficiaries, executors, administrators, heirs and successors of the Optionee and, as applicable, a permissible transferee hereunder. The exercise of a Non-Qualified Option that is transferred pursuant to this Section 10 and the shares of Common Stock acquired thereby shall be subject to the applicable provisions of the Plan and to all applicable requirements of law, including, but not limited to, the registration requirements under the Securities Act of 1933, as amended. Upon any transfer of a Non-Qualified Option, as provided in this Section 10, the permissible transferee with respect to such option shall be subject to the provisions of the Plan that otherwise would apply to such option if it was still held by the Optionee.

            11. Shareholder Approval. No Non-Qualified Options , SARs, rights to purchase Restricted Stock or Deferred Stock may be granted under Section 6 of the Plan prior to the approval of the Plan, as herein amended and restated, by the holders of a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting of shareholders of the Company.

            12. Amendment and Termination of the Plan. The Board may, at any time, alter, amend, suspend, or terminate the Plan. No such action of the Board shall require the ap proval of the shareholders of the Company, unless required by applicable law or by the rules or regulations of any securities exchange or regulatory agency, or otherwise required in order to enable transactions associated with grants of Non-Qualified Options, SARs, rights to purchase Restricted Stock or Deferred Stock, and purchases of Restricted Stock to qualify for an exemption from Section 16(b) of the Act or, to the extent desirable, to qualify for the exception for qualified performance-based compensation under
Section 162(m) of the Code. No NonQualified Options, SARs, rights to purchase Restricted Stock or Deferred Stock may be granted, or Restricted Stock sold, during any suspension of the Plan or after the termination of the Plan, and no alteration, amendment, suspension, or termination of the Plan shall, without the Optionee's
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(or, as applicable, permissible transferee's (as provided in Section 10)) or holder's consent, alter or impair any rights or obligations any such person under any Non-Qualified Option, SAR, rights to purchase Restricted Stock or Deferred Stock theretofore granted, or Restricted Stock theretofore sold, under the Plan.

            13. Terminating Event and Change in Control.

                  (a) Unless otherwise determined by the Board at the time of grant or by amendment (with the holder's consent) of such grant, in the event of the earliest of (i) the occurrence of a Terminating Event (as defined in Section 13(b)), (ii) the occurrence of a Change in Control (as defined in Section 13(c)), (iii) the dissemination of a proxy statement soliciting proxies from stockholders of the Company, by someone other than the Company, seeking stockholder approval of a Terminating Event of the type described in Section 13(b)(i), or (iv) the publication or dissemination of an announcement of action intended to result in a Terminating Event of the type described in Section 13(b)(ii) or (iii), and solely with respect to awards held by an Outside Director in service as an Outside Director at the time of any such event described in (i) through (iv) above (or then held by a permissible transferee of such Outside Director pursuant to Section 10):

                        (A) all outstanding Non-Qualified Options and all outstanding SARs awarded under Section 6 of the Plan shall become fully exercisable and vested;

                        (B) the restrictions and deferral limitations applicable to any outstanding Restricted Stock and Deferred Stock awards under Section 6 of the Plan shall lapse and such shares and awards shall be deemed fully vested; and

                        (C)   to the extent the cash payment of any award under
                              Section 6 of the Plan is based on the fair market value of Common Stock, such fair market value shall be the Terminating Event Price.

                  (b) As used in this Plan, a "Terminating Event" shall be:

                        (i) the reorganization, merger, or consolidation of the Company with or into any other entity as a result of which the Common Stock is exchanged for or converted into cash or property or securities not issued by the Company, unless the reorganization, merger, or consolidation shall have been affirmatively recommended to the Company's shareholders by a majority of the members of the Board and provision shall have been made for Non-Qualified Options and rights to purchase Restricted Stock then outstanding to be continued in effect following the reorganization, merger, or consideration;

                        (ii) the acquisition of all or substantially all of the property or of more than thirty-five percent (35%) of the voting power of the Company by any person or entity; or

                        (iii) the occurrence of any circumstance having the effect that directors of the Company who were nominated for election as directors by the Governance and Nominating Committee of the Board shall cease for any reason to constitute a majority of the authorized number of directors of the Company's Board.

                  (c) As used in this Plan, a "Change in Control" shall mean the occurrence of any of the following events:

                        (i) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's then outstanding securities;

                        (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving as directors of the Company: individuals who, on July 24, 1997, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with the settlement of an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on July 24, 1997 or whose appointment, election or nomination for election was previously so approved or recommended;

                        (iii) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or entity, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any Parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 65% of the combined voting power of the securities of the Company, such surviving entity or any Parent thereof outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected solely to implement a recapitalization of the Company or The Dime Savings Bank of New York, FSB (the "Bank") (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company or the Bank (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 35% or more of the combined voting power of the Company's or the Bank's then outstanding securities; or

                        (iv) the stockholders of the Company or the Bank approve a plan of complete liquidation or dissolution of the Company or the Bank, respectively, or there is consummated a sale or disposition by the Company or any of its subsidiaries of any assets which individually or as part of a series of related transactions constitute all or substantially all of the Company's consolidated assets (provided that, for these purposes, a sale of all or substantially all of the voting securities of the Bank or a Parent of the Bank shall be deemed to constitute a sale of substantially all of the Company's consolidated assets), other than any such sale or disposition to an entity at least 65% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company immediately prior to such sale or disposition.

                  (d) As used in connection with the definition of Change in Control (as set forth in subsection (c) of this Section 13), "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Act; "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the Act; "Parent" shall mean any entity that becomes the Beneficial Owner of at least 80% of the voting power of the outstanding voting securities of the Company or of an entity that survives any merger or consolidation of the Company or any direct or indirect subsidiary of the Company; and "Person" shall have the meaning given in Section 3(a)(9) of the Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation or entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

                  (e) As used in this Plan, "Terminating Event Price" means the highest price per share paid for Common Stock in any transaction reported on the New York Stock Exchange Composite Index, or paid or offered for the Common Stock in any transaction related to a Terminating Event or a Change in Control, at any time during the 90-day period ending with the day on which the Terminating Event or Change in Control occurs, or, if a shorter period, at any time during the period commencing with the date of grant and ending with the day on which the Terminating Event or Change in Control occurs.

      14. Dividends and Dividend Equivalents. Except as otherwise provided in
Section 5(d), the Board shall have the authority to determine that amounts equal to the amount of any dividends declared with respect to the number of shares of Common Stock covered by an award (including Non-Qualified Options) (i) will be paid to the holder currently, (ii) will be deferred and deemed to be reinvested,
(iii) will otherwise be credited to the holder, or (iv) that the holder has no rights with respect to such dividends.

      15.   General Provisions.

            (a) Each grant under the Plan shall, as applicable, be subject to
(i) the listing, registration or qualification of the Common Stock upon any securities exchange or under any state or federal law and (ii) the consent or approval of any governmental regulatory body.

            (b) Neither the adoption of the Plan nor any grant hereunder shall confer upon any Outside Director any right to continue in the service as a director of the Company or any of its subsidiaries.

            (c) No member of the Board or any committee of the Board, nor any officer or employee of the Company or any of its subsidiaries acting on behalf of the Board or any committee of the Board, shall be personally liable for any action, determination or interpretation taken or made with respect to the Plan, and all members of the Board or any such committee of the Board and all officers or employees of the Company and any of its subsidiaries acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

      16. Effective Date. The Plan was initially effective as of January 1, 1997 (the "Initial Effective Date"), and was amended effective as of June 27, 1997 and September 19, 1997, respectively. The Plan, as herein amended and restated, shall be effective as of March 27, 1998 (the "Restatement Effective Date").